UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):
November 30, 2009 (November 30, 2009)
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MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)
777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 30, 2009, Magnum Hunter Resources Corporation (the “Company”) entered into a First Amendment to Credit Agreement (the “Amendment”), by and among the Company, Bank of Montreal, as administrative agent (the “Administrative Agent”), and the lenders and guarantors party thereto.  The Amendment amends the Credit Agreement dated as of November 23, 2009, by and among the Company, the Administrative Agent, and BMO Capital Markets, as Lead Arranger and Bookrunner (the “Credit Agreement”).  The Credit Agreement is discussed in further detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 27, 2009.

Under the terms of the Amendment, certain negative covenants of the Credit Agreement have been modified in order to permit the Company to, subject to certain conditions, (a) issue its Series B and Series C preferred stock, and (b) pay dividends on such preferred stock.  Other material terms of the Credit Agreement remain unchanged.

The Company intends to issue Series B preferred stock to Triad Energy Corporation and certain of its affiliates (“Triad”) as a portion of the consideration in the previously announced acquisition of the assets of Triad.  The Triad acquisition is discussed in further detail in the Company’s Current Report on Form 8-K filed with the SEC on October 29, 2009.

The Company’s plan to offer shares of its Series C preferred stock was announced in a press release issued on November 30, 2009.  A copy of this press release is attached hereto as Exhibit 99.1.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and which is incorporated by reference herein.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01.  Regulation FD Disclosure.

The press release issued by the Company on November 30, 2009 and attached hereto as Exhibit 99.1 is incorporated by reference into this Item 7.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of November 30, 2009, by and among the Company, Bank of Montreal, as administrative agent, and the guarantors and lenders party thereto

99.1	Magnum Hunter Resources Corporation Press Release Announcing Series C Preferred Stock Offering, dated November 30, 2009

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: November 30, 2009	/s/ Gary C. Evans
Gary C. Evans,
Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of November 30, 2009, by and among the Company, Bank of Montreal, as administrative agent, and the guarantors and lenders party thereto

99.1	Magnum Hunter Resources Corporation Press Release Announcing Series C Preferred Stock Offering, dated November 30, 2009